GOLDMAN SACHS TRUST

Goldman Sachs Retirement Strategies Portfolios

Class A, Class R, Class IR and Institutional Shares of the

Goldman Sachs Retirement Strategy 2010 Portfolio
Goldman Sachs Retirement Strategy 2015 Portfolio
Goldman Sachs Retirement Strategy 2020 Portfolio
Goldman Sachs Retirement Strategy 2030 Portfolio
Goldman Sachs Retirement Strategy 2040 Portfolio
Goldman Sachs Retirement Strategy 2050 Portfolio
(collectively, the “Funds”)

Supplement dated April 9, 2009 to the
Prospectuses dated December 29, 2008

The following replaces the “Portfolio Managers” section in its entirety in the “Service Providers—Portfolio Managers” section of each of the Prospectuses for the Class A, Class R, Class IR and Institutional Shares for the Funds:

The Quantitative Investment Strategies (“QIS”) team manages exposure to stock, bond, currency and commodities markets. The team develops sophisticated quantitative models and processes to generate potential alpha by forecasting returns and controlling exposure to a wide variety of risks. These proprietary models, which are continually refined, are developed in a highly academic, innovative team environment. The QIS team’s proprietary research on these models is dynamic and ongoing, with new strategies continually under development.

Quantitative Investment Strategies Team

■	The QIS team consists of over 115 professionals, including 15 Ph.Ds, with extensive academic and practitioner experience
■	Disciplined, quantitative models are used to determine the relative attractiveness of the world’s stock, bond and currency markets
■	Theory and economic intuition guide the investment process

Years
Primarily
Name and Title	Responsible	Five Year Employment History
Katinka Domotorffy, CFA Managing Director, Head of Quantitative Investment Strategies, Chief Investment Officer	Since 2007	Ms. Domotorffy joined the Investment Adviser as a member of the Quantitative Strategies team in 1998. She is the Head and Chief Investment Officer of the Quantitative Investment Strategies team.

William Fallon, Ph.D. Managing Director, Co-Chief Investment Officer of Quantitative Investment Strategies —Fixed Income/Macro Co-Head of Research	Since 2009	Mr. Fallon joined the Investment Adviser as a member of the Quantitative Investment Strategies team in 1998. Previously, for two years, Mr. Fallon worked in Goldman Sachs’ Firmwide Risk Group.

Nicholas Chan, CFA Vice President, Portfolio Manager Quantitative Investment Strategies	Since 2009	Mr. Chan joined the Investment Adviser as a member of the Quantitative Strategies team in 2000. He is a member of the Client Portfolio Management team and is also a Portfolio Manager for the Asset Allocation Portfolios.

Katinka Domotorffy, Head and Chief Investment Officer (“CIO”) of the QIS team, and William Fallon, Ph.D., Co-CIO of QIS and Co-Head of Research, are ultimately responsible for the Funds’ investment process. Nicholas Chan co-manages the implementation and execution process with Ms. Domotorffy and has participated in the Funds’ management since 2007. The strategic and tactical allocations of the Funds are model-driven and generated by a computer-powered optimizer. The portfolio management team collectively decides on constraints and adjustments to the trades generated by the quantitative models.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

This Supplement should be retained with your Prospectus for future reference.

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